         COMMON STOCK                                  COMMON STOCK

                            [VIGNETTE]

NUMBER                                                                  SHARES

FSC

          Incorporated under the laws       CUSIP _____________________________
          of the State of Delaware          See Reverse for Certain Definitions


                  FREEPORT-MCMORAN SULPHUR INC.

          THIS IS TO CERTIFY THAT




          IS THE OWNER OF

          FULLY PAID AND NON-ASSESSABLE SHARES, OF THE PAR VALUE OF ONE CENT ($.01) PER SHARE, OF THE COMMON STOCK OF Freeport-McMoRan Sulphur Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation, as amended, copies of which are on file with the Transfer Agent, to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

              Witness the seal of the Corporation and the signatures of its duly authorized officers.

          Dated        [SEAL OF FREEPORT-MCMORAN SULPHUR INC.]

          COUNTERSIGNED AND REGISTERED:
              MELLON SECURITIES TRUST COMPANY
                   (New York)    Transfer Agent         /s/ James R. Moffett
                                 and Registrar          Co-Chairman of the Board


          By                                     /s/ Michael C. Kilanowski, Jr.
                        Authorized Signature                           Secretary

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM - as tenants in common            UNIF GIFT MIN ACT -      Custodian
    TEN ENT - as tenants by the entireties                        (Cust)        (Minor)
    JT TEN  - as joint tenants with right of                      under Uniform Gifts to Minors
              survivorship and not as tenants                     Act ____________
              in common                                                (State)

                   Additional abbreviations may also be used though not in the above list.


       For value received, _______________ hereby sell, assign and transfer unto
       Please insert social security or other
         identifying number of assignee
       _________________________________

       _________________________________


       ______________________________________________________________________
          (Please print or typewrite name and address, including zip code, of assignee)

       ______________________________________________________________________

       ______________________________________________________________________

       _______________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_____________________________

       ________________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

       Dated _______________

         ____________________________________________________________________

       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


       Signature(s) Guaranteed:


       _____________________________________________________________
       THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN ANY APPROVED SIGNATURE GUARANTEED MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

       This certificate also evidences certain Rights as set forth in a Rights Agreement between Freeport-McMoRan Sulphur Inc. and Mellon Securities Trust Company, as Rights Agent dated as of _________ __, 1997 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Corporation. The Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge promptly after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be evidenced by separate certificates and no longer be evidenced by this certificate, may be redeemed or exchanged or may expire. As set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may be null and void.